                                                                    EXHIBIT 16


                               POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Carol F. Relihan, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee or officer of AIM FUNDS GROUP, a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

           DATED this 8th day of January, 1999.


                                                /s/ ROBERT H. GRAHAM
                                                -------------------------
                                                    Robert H. Graham

                               POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Carol F. Relihan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee or officer of AIM Funds Group a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

           DATED this 8th day of January, 1999.


                                            /s/ BRUCE L. CROCKETT
                                            -------------------------
                                                Bruce L. Crockett

                               POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Carol F. Relihan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee or officer of AIM Funds Group a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

           DATED this 8th day of January, 1999.


                                            /s/ OWEN DALY II
                                            -------------------------
                                                Owen Daly II

                               POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Carol F. Relihan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee or officer of AIM Funds Group a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

           DATED this 8th day of January, 1999.


                                            /s/ PREMA MATHAI-DAVIS
                                            -------------------------
                                                Prema Mathai-Davis

                               POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Carol F. Relihan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee or officer of AIM Funds Group a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

           DATED this 8th day of January, 1999.


                                            /s/ EDWARD K. DUNN, JR.
                                            -------------------------
                                                Edward K. Dunn, Jr.

                               POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Carol F. Relihan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee or officer of AIM Funds Group a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

           DATED this 8th day of January, 1999.


                                            /s/ JACK FIELDS
                                            -------------------------
                                                Jack Fields

                               POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Carol F. Relihan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee or officer of AIM Funds Group a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

           DATED this 8th day of January, 1999.


                                            /s/ CARL FRISCHLING
                                            -------------------------
                                                Carl Frischling

                               POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Carol F. Relihan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee or officer of AIM Funds Group a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

           DATED this 8th day of January, 1999.


                                            /s/ LEWIS F. PENNOCK
                                            -------------------------
                                                Lewis F. Pennock

                               POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Carol F. Relihan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee or officer of AIM Funds Group a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

           DATED this 8th day of January, 1999.


                                            /s/ IAN W. ROBINSON
                                            -------------------------
                                                Ian W. Robinson

                               POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert H. Graham or Carol F. Relihan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all his capacities as a trustee or officer of AIM Funds Group a Delaware business trust, to sign on his or its behalf any and all Registration Statements (including any pre-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, and fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

           DATED this 8th day of January, 1999.


                                            /s/ LOUIS S. SKLAR
                                            -------------------------
                                                Louis S. Slkar